UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2005

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26694	93-0945003
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

585 West 500 South
Bountiful, Utah		84010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (801) 298-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On November 22, 2005, we hosted a Merger Agreement Conference Call pursuant to which certain of our executive officers and certain executive officers of The Med-Design Corporation, as well as the Chairman of the Board of Directors of Med-Design, discussed our entering into a merger agreement with Med-Design, pursuant to which we would acquire all of the outstanding common stock of Med-Design, in exchange for shares of our common stock immediately upon the closing of the proposed transaction.   The prepared comments for the Merger Agreement Conference Call and the merger agreement and a press release related thereto were attached as exhibits to our Current Report on Form 8-K filed November 22, 2005.  The actual transcript of the question and answer session of the Merger Agreement Conference Call is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Where You Can Find Additional Information

We will file a proxy statement concerning our proposed combination with Med-Design with the Securities and Exchange Commission, or SEC.  Investors and security holders are advised to read the proxy statement related to the proposed transaction when it becomes available, because it will contain important information related to the transaction.  Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents we file with the SEC at the SEC’s website at http://www.sec.gov.  The proxy statement and any other documents we file with the SEC may also be obtained free of charge from us by directing such request to our Secretary at the following address: 585 West 500 South, Bountiful, Utah 84010.

Information Concerning Participation in Our Proxy Solicitation

We and Med-Design and our respective executive officers and directors may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the proposed transaction between us and Med-Design and the transactions related thereto.  Information regarding our executive officers and directors is included in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2004.  This document is available free of charge at the SEC’s website at http://www.sec.gov and from us at http://www.shpi.com.  Investors and security holders may obtain additional information about the interests of the respective executive officers and directors of us and Med-Design in the proposed transaction between us and Med-Design by reviewing the proxy statement related to the transaction once it has been filed with the SEC.

Forward-Looking Statements

The foregoing statements regarding the proposed transaction between us and Med-Design and the transactions related thereto include forward looking statements, which are subject to risks and uncertainties, including but not limited to the possibility that the proposed transaction with Med-Design may not ultimately close for any of a number of reasons, such as our not obtaining stockholder approval; that we will forego business opportunities while the transaction is pending; that prior to the closing of the transaction, the businesses of us and Med-Design may suffer due to uncertainty; that, in the event the transaction is completed, the combination of us and Med-Design may not result in a stronger company; and that the costs related to the transaction will exceed the benefits.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           Transcript of Question and Answer Session During the Merger Agreement Conference Call dated          November 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.

Date: November 23, 2005	By:	/s/ JEFFREY M. SOINSKI
Jeffrey M. Soinski
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Transcript of Question and Answer Session During the Merger Agreement Conference Call dated November 22, 2005.